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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           Global Markets Access Ltd.
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             (Exact Name of Registrant as Specified in Its Charter)

          Bermuda                                   Not applicable
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State of Incorporation or Organization             (I.R.S. Employer
                                                  Identification no.)
      Victoria Hall, Victoria Street
      P.O. Box HM1262
      Hamilton, HM FX, Bermuda
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(Address of Principal Executive Offices)                 (Zip Code)

If this form relates to the              If this form relates to the
registration of a class of securities    registration of a class of securities
pursuant to Section 12(b) of the         pursuant to Section 12(g) of the
Exchange Act and is effective            Exchange Act and is effective
pursuant to General Instruction          pursuant to General Instruction
A.(c), please check the following box.   A.(d), please check the following box.
[ ]                                      [X]

Securities Act registration statement file number to which this form relates:

                                   333-62785
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Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                   Name of Each Exchange on Which
      to be so Registered                   Each Class is to be Registered
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            None
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Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Shares, par value $1.00 per share.
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                                (Title of Class)

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                                (Title of Class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The securities registered hereunder are the Common Shares of Global Markets Access Ltd. (the "Registrant"). A description of the Registrant's Common Shares is incorporated herein by reference to the description set forth under the heading "Description of Capital Stock" in Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-62785), filed by the Registrant with the Securities and Exchange Commission (the "Commission") on October 30, 1998, pursuant to the Securities Act of 1933, as amended (the "Registration Statement").

ITEM 2. EXHIBITS.

     The Registrant's Memorandum of Association and Bye-Laws are incorporated herein by reference to Exhibits 3.1 and 3.2 to the Registration Statement.

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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                       GLOBAL MARKETS ACCESS LTD.



                                       By: /s/ Donald J. Matthews
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                                          Donald J. Matthews
                                          Chairman of the Board and
                                          Chief Executive Officer

Date: October 30, 1998